Exhibit 10.1(a)

AMENDMENT TO  THE  SECURITIES  PURCHASE  AGREEMENT  AND  $550,000  PROMISSORY  NOTE  DATED          February  21,  2017 The  parties  agree  that  the  Securities  Purchase  Agreement  and  $550,000  Promissory  Note  by  and  between El  Capitan  Precious  Metals,  Inc.  ("Company")  and  Lucas  Hoppel  ("Holder")  is  hereby  amended  as follows: Maturity  Date:    The  Maturity  Date  shall  for  the  first  tranche  of  $100,000  shall  be  extended  to  November 15th,  2017. Conversion  Price:  The  Conversion  Price  shall  permanently  be  changed  to  equal  the  lesser  of  (a)  the  VWAP of  the  Common  Stock  on  the  trading  day  prior  to  the  any  Advance  or  (b)  75%  of  the  average  of  the  two lowest  daily  trades  in  the  five  trading  days  prior  to  the  conversion  notice. ALL  OTHER  TERMS  AND  CONDITIONS  OF  THE  $550,000  PROMISSORY  NOTE  REMAIN  IN FULL  FORCE  AND  EFFECT. Please  indicate  acceptance  and  approval  of  this  amendment  dated  July  24th,  2017  by  signing  below: John  F.  Stapleton El  Capital  Precious  Metals,  Inc. Chief  Executive  Officer